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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                     ------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported) October 18, 2001
                                                         ----------------

                            Delta Funding Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)

            New York                    333-96001-03             11-2609517
            --------                    ------------             ----------
  (State or other jurisdiction           (Commission            (IRS Employer
        of incorporation)               File Number)             ID Number)

   1000 Woodbury Road, Woodbury, New York                           11797
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   (Address of principal executive offices)                       (Zip Code)

Registrant's Telephone Number,                                  (516) 364-8500
including area code:

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement dated as of September 1, 2001, among Delta Funding Corporation, as seller, Ocwen Federal Bank FSB , as servicer, and Wells Fargo Bank Minnesota, National Association, as trustee (the "Pooling and Servicing Agreement"), in connection with the issuance by DFC HEL Trust 2001-2 of Home Equity Loan Asset-Backed Certificates, Series 2001-2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(q)      Not applicable.

(r)      Not applicable.

(s)      Exhibits:

         4.1                 Pooling and Servicing Agreement

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       DELTA FUNDING CORPORATION

                                       By: /s/  Morris Kutcher
                                           -------------------------------------
                                           Name:  Morris Kutcher
                                           Title: Vice President

Dated:  October 18, 2001










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